UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 11, 2011

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(Exact name of registrant as specified in charter)

Maryland	000-51199	42-1579325
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

2901 Butterfield Road, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (630) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

Inland Western Retail Real Estate Trust, Inc. (the “Company”) held its annual meeting of stockholders on October 11, 2011, at which the following matters were submitted to a vote.

(1)                                  The stockholders elected each of the Board’s nine director nominees as set forth below:

Nominee	Votes For	Votes Withheld

Kenneth H. Beard	245,081,886	12,565,597

Frank A. Catalano, Jr.	247,683,934	9,963,548

Paul R. Gauvreau	245,009,200	12,638,282

Gerald M. Gorski	247,823,529	9,823,954

Steven P. Grimes	247,641,635	10,005,847

Brenda G. Gujral	245,172,523	12,474,960

Richard P. Imperiale	247,862,811	9,784,671

Kenneth E. Masick	248,045,144	9,602,338

Barbara A. Murphy	246,642,456	11,005,026

(2)                                  The stockholders voted as set forth below to approve the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2011 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.

Votes For	Votes Against	Abstentions
223,937,555	20,859,514	12,850,414

(3)                                  The stockholders voted as set forth below to approve the frequency of future advisory votes on executive compensation.

One Year	223,596,089

Two Years	9,932,565

Three Years	7,255,365

Abstain	16,863,464

There were no broker non-votes on any matter voted on at the 2011 annual meeting of stockholders.

Item 7.01               Regulation FD Disclosure

Attached to this Form 8-K as Exhibit 99.1 is a copy of a letter to be sent by the Company to its stockholders in connection with, among other things, the Company’s distribution for the third quarter of 2011, which letter will be sent on or about October 11, 2011 and which letter is incorporated in its entirety into this report.

The information included or incorporated in Item 7.01 in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

The following Exhibit is included with this Report:

99.1                           Letter to stockholders of Inland Western Retail Real Estate Trust, Inc.

The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” “position,” “consider,” “probable,” “committed,” “achieve,” and “focused,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby.  These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment.  Such risks and uncertainties could cause actual results to differ materially from those projected.  These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL
ESTATE TRUST, INC.
(Registrant)

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Executive Vice President,
Date: October 11, 2011		General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to stockholders of Inland Western Retail Real Estate Trust, Inc.